Exhibit 23.2
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of DoctorSurf.com, Inc. on Form SB-2 of our report dated May 19, 1999 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP

Tampa, Florida
June 9, 1999